UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2023

Coya Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41583	85-4017781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5850 San Felipe St., Suite 500
Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 587-8170

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COYA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Development and License Agreement

On December 5, 2023, Coya Therapeutics, Inc. (the “Company”) entered into a Development and License Agreement (the “DRL Development Agreement”) with Dr. Reddy’s Laboratories Ltd. and its affiliate, Dr. Reddy’s Laboratories SA (collectively, “Dr. Reddy’s”), pursuant to which, among other things, the Company granted to Dr. Reddy’s an exclusive license to commercialize COYA 302, a proprietary co-pack kit containing low dose IL-2 and CTLA-4 Ig, (“COYA 302” or the “Product”) solely for use in patients with amyotrophic lateral sclerosis (“ALS or the “Field”) in the United States, Canada, the European Union and the United Kingdom (collectively, the “New Territories”). The Company previously granted Dr. Reddy’s Laboratories Ltd. an exclusive license to obtain regulatory approval and commercialize the Product for ALS and certain other indications in all other countries (other than the New Territories, Japan, Mexico, and in each country in South America), pursuant to the License and Supply Agreement entered between the Company and Dr. Reddy’s Laboratories Ltd., effective as of April 1, 2023.

Under the terms of the DRL Development Agreement, Dr. Reddy’s will make development funding payments to the Company for development of the Product as follows: (i) a non-refundable $7.5 million upfront payment, (ii) an additional $4.2 million payment upon FDA acceptance of an Investigational New Drug (“IND”) application for COYA 302 for the treatment of ALS and (iii) an additional $4.2 million payment upon the dosing of the first patient in the first phase 2 clinical trial for COYA 302 for the treatment of ALS in the United States. The Company anticipates that the IND filing will be made in the first half of 2024. The DRL Development Agreement also calls for up to an aggregate of $40.0 million in development milestones and up to an aggregate of $677.25 million in sales milestones, relating to the New Territories, should all such development and sales milestones be achieved. The Company will also be owed royalties by Dr. Reddy’s on Net Sales (as defined in the DRL Development Agreement) of the Product in the low to mid-teens (prior to paying royalties due pursuant to previously disclosed license agreements related to the Product). The Company will have the responsibility for the clinical development of COYA 302 and for seeking regulatory approval in the United States for COYA 302 in the Field.

The foregoing summary of the DRL Development Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the DRL Development Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Securities Purchase Agreement

On December 5, 2023, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain accredited investors (collectively, the “Purchasers”) for the issuance and sale in a private placement (the “Private Placement”) of 4,370,382 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) (the offer and sale of the Shares, the “Offering”). The Offering is expected to result in gross proceeds to the Company of approximately $26.5 million, at a price of $6.06 per share of Common Stock, before deducting placement agent commissions and other offering expenses. The closing of the Offering is expected to occur on or about December 11, 2023, subject to the satisfaction of customary closing conditions.

Pursuant to the Securities Purchase Agreement, the Company also agreed to file a registration statement with the Securities and Exchange Commission (“SEC”) covering the resale of the securities to be issued in the Offering no later than 30 days after the date of the Securities Purchase Agreement, and to have the registration statement declared effective as promptly as possible but in any event no later than 45 days after the date of the Securities Purchase Agreement, subject to extension under the terms of the Securities Purchase Agreement.

The Shares to be issued to the Purchasers under the Securities Purchase Agreement will be issued pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D, which is promulgated under the Securities Act. The Company relied on this exemption from registration based in part on representations made by the Purchasers.

The sale of the Shares pursuant to the Securities Purchase Agreement will not be registered under the Securities Act or any state securities laws. The Shares may not be offered or sold in the United States absent an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the Shares described herein.

The Company intends to use the net proceeds for general corporate purposes, including general and administrative expenses, working capital and to support preclinical, clinical and regulatory activities related to the Company’s existing and future product candidate pipeline.

BTIG, LLC (“BTIG”) has acted as the lead placement agent and Newbridge Securities Corp. (“Newbridge”) has acted as co-placement agent for the Offering. Allele Capital Partners, LLC, through its executing broker-dealer, Wilmington Capital Securities, LLC (“Allele”) and Chardan Capital Markets LLC (“Chardan”) have acted as financial advisors to the Company. Pursuant to an engagement letter with BTIG, upon the closing of the Offering, the Company will pay to BTIG a cash fee equal to 8.0% of the gross proceeds from the sale of securities in the Offering placed by BTIG. Pursuant to an engagement letter with Newbridge, upon the closing of the Offering, the Company will (i) pay to Newbridge a cash fee equal to 7.5% of the gross proceeds from the sale of securities placed by Newbridge, and (ii) issue to Newbridge a warrant (the “Newbridge Warrant”) exercisable for 196,168 shares of Common Stock. The Newbridge Warrant will have a term of four years from issuance, and will be exercisable beginning six months from the closing of the Offering. The Newbridge Warrants have an exercise price equal to $7.58 per share. Additionally, the Company has agreed to issue to Allele, as financial advisor, a warrant (the “Allele Warrant”) to purchase up to 122,836 shares of Common Stock. The Allele Warrant will have identical terms as the Newbridge Warrant. Upon the closing of the Offering, the Company will pay to Chardan $200,000.

The above description of the material terms of the Offering is qualified in its entirety by reference to the form of Securities Purchase Agreement, and the forms of the Newbridge Warrant and the Allele Warrant, each as attached hereto as Exhibits 10.1 and 4.1 (as to both the Newbridge Warrant and the Allele Warrant), respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 under the caption “Securities Purchase Agreement” is hereby incorporated by reference in response to this Item 3.02 of Form 8-K.

Item 7.01	Regulation FD Disclosure.

On December 6, 2023, the Company issued press releases announcing its entry into each of the DRL Development Agreement and the Securities Purchase Agreement. A copy of the press releases are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 8.01	Other Events.

The Company hereby provides the following update to its business strategy:

The Company’s strategy is to discover, develop, manufacture, and commercialize proprietary medicinal products that enhance the function of Tregs. The Company intends for its product candidates to address unmet medical needs, principally in neurodegenerative, autoimmune, and metabolic diseases. The Company believes it can differentiate itself from other Treg companies by combining its understanding of Treg cell biology and the diseases where Treg cellular dysfunction is considered a likely driver of pathology with the Company’s three distinct therapeutic modalities: (i) Treg-enhancing biologics, (ii) Treg-derived exosomes, and (iii) autologous Treg cell therapy. Key elements of the Company’s strategy include:

•

Advance the development of COYA 302. The Company’s goal is to advance COYA 302, a biologic combination product candidate that aims to suppress inflammation via administration of a fusion protein (CTLA-4 Ig) in conjunction with COYA 301, a biologic that aims to enhance Treg function. The Company believes this combination has synergistic impacts in enhancing Treg function. The Company aims to develop this combination in ALS and other neurodegenerative and autoimmune diseases.

•	Advance the development COYA 301. The Company’s goal is to advance COYA 301, the Company’s biologic product candidate, for the treatment of Alzheimer’s Disease.

•

Leverage in-licensed technology to advance our Treg exosome therapies. The Company expects to begin developing the next generation of its Treg exosome therapies (“COYA 206”) utilizing technology the Company has in-licensed from Carnegie Mellon University which the Company believes may enable Treg exosomes to be homed to proteins of interest while delivering select payload into targeted cells. The Company believes COYA 206 provides a material advantage to the Company’s Treg-derived exosome therapeutic modality by allowing targeting of these exosomes to proteins of interest. There are diseases that may be driven by certain proteins and the ability to home in on these proteins may make COYA 206 more selective to that condition. Obtaining preclinical data illustrating this targeted approach is an important initiative for the Company.

•

Actively pursue partnering opportunities for COYA 301 and COYA 302. The Company considers the proof-of-concept data for COYA 302 and COYA 301 as encouragement to continue the Company’s development of these therapeutics, but also as encouragement to evaluate the merits of COYA 301 in combination with other therapeutic agents. The Company believes that business development opportunities may leverage COYA 301 as a backbone therapy in combination with other product candidates. The Company also believes that COYA 302 may be of interest to certain pharmaceutical companies that wish to expand their pipelines in ALS and other conditions that are driven by Treg cellular dysfunction. The Company intends to selectively consider partnering transactions for COYA 302.

•

Expand pipeline by identifying and developing additional product candidates and identifying additional target indications. The Company intends to develop other biologics and biologic combinations intended to ameliorate inflammation and lack of self-tolerance that characterize certain neurodegenerative, and autoimmune diseases.

•

Selectively enter new discovery relationships with premier research institutions and commercial partners. The Company expects to have ongoing discussion with third-party pharmaceutical companies about their interest in partnering with the Company for the ongoing development and commercialization of certain of the Company’s development programs.

The Company also hereby provides its updated product candidate pipeline:

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as “may,” “can,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential,” “will,” or similar words and expressions of the future. These forward-looking statements reflect management’s current knowledge, assumptions, judgment and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct or that those goals will be achieved, and you should be aware that actual results could differ materially from those contained in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, risks associated with the Company’s current and future financial performance, business plans and objectives, current and future clinical and preclinical development activities, timing and success of the Company’s ongoing and planned clinical trials and related data, the timing of announcements, updates and results of the Company’s clinical trials and related data, the Company’s ability to obtain and maintain regulatory approval, the potential therapeutic benefits and economic value of the Company’s product candidates, competitive position, industry environment and potential market opportunities, market conditions and the satisfaction of customary closing conditions related to the Offering and uncertainties related to the Offering and the use of proceeds from the Offering. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, please refer to the Company’s Form 10-K for the year ended December 31, 2022 and Forms 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023.

All forward-looking statements are expressly qualified in their entirety by this cautionary notice. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this release. We have no obligation, and expressly disclaim any obligation, to update, revise or correct any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Newbridge/Allele Warrant

10.1	Form of Securities Purchase Agreement, by and among the Company and the Purchasers.

99.1	Press Release, dated December 6, 2023, relating to the DRL Development Agreement.

99.2	Press Release, dated December 6, 2023, relating to the Securities Purchase Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COYA THERAPEUTICS, INC.

Date: December 6, 2023	By:	/s/ Howard Berman
Howard Berman Chief Executive Officer